Exhibit 10.2

AMENDMENT NO. 2
 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of April 5, 2018 (this “Amendment”), entered into by and among CINCINNATI BELL INC., an Ohio corporation (the “Borrower”), the undersigned guarantors (the “Guarantors”), MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as administrative agent (in such capacity, the “Administrative Agent”) and the undersigned Revolving Lenders.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower is party to that certain Credit Agreement dated as of October 2, 2017 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 5, 2018, and as further amended, amended and restated, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, as a swingline lender, and MSSF, as administrative agent, collateral agent, a swingline lender and a letter of credit issuer.  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower, the undersigned Revolving Lenders (which Revolving Lenders constitute all of the Revolving Lenders under the Credit Agreement) and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth; and

WHEREAS, MSSF, CoBank, ACB, PNC Capital Markets, LLC, Regions Capital Markets, Citizens Bank, N.A., Barclays Bank PLC, Citigroup Global Markets Inc. and MUFG Union Bank, N.A. are acting as  joint lead arrangers and joint book-running managers for this Amendment (in such capacities, the “Lead Arrangers”).

NOW, THEREFORE, in consideration of the promises herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.   Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4, hereby amended as follows:

(a)            Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement, dated as of April 5, 2018, among the Borrower, the Guarantors, the Administrative Agent and the Revolving Lenders on the Amendment No. 2 Effective Date.

“Amendment No. 2 Effective Date” means the date on which all of the conditions contained in Section 4 of Amendment No. 2 have been satisfied or waived by the Administrative Agent.

(b)            Clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)            the interest rate applicable to the Revolving Loans, (i) 2.25% per annum for Base Rate Loans and (ii) 3.25% per annum for Eurodollar Rate Loans;

(c)            Clause (c) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c)            the Letter of Credit Fees, 3.25% per annum; and

(d)            The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Loan Documents” means this Agreement, each Note, each Letter of Credit, each Joinder Agreement, each Incremental Facility Agreement, the Collateral Documents, the Fee Letter, Amendment No. 1, Amendment No. 2 and any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14 of this Agreement.

SECTION 2.   Breakage.  By consenting to this Amendment, each Revolving Lender party hereto agrees not to make any claims against the Borrower pursuant to Section 3.05 of the Credit Agreement with respect to any loss, cost or expense that such Lender may sustain or incur thereunder as a result of this Amendment. Reference to and Effect on the Loan Documents.

(a)            On and after the Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)            The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c)            Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d)            The Borrower and each other Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Agreements) and confirms that such liens and security interests continue to secure the Secured Obligations (as defined in the Security Agreements) under the Loan Documents, including without limitation, all Secured Obligations (as defined in each of the Security Agreements) resulting from or incurred pursuant to this Amendment, in each case subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its Guaranty pursuant to the Credit Agreement.

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(e)            This Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement.

SECTION 4.   Conditions to Effectiveness of Section 1 of the Amendment.  Section 1 of this Amendment shall become effective as of the date on which the following conditions shall have been satisfied (or waived) (the “Effective Date”):

(a)            The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Revolving Lenders party hereto (which Revolving Lenders shall constitute all of the Revolving Lenders under the Credit Agreement) on, or prior to, 12:00 p.m. (noon) New York City time, on April 4, 2018;

(b)            After giving effect to this Amendment and the transactions contemplated hereby (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Effective Date as if made on and as of such date (except to the extent made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specific date) and (ii) immediately prior to and after giving effect to the Effective Date, no Default or Event of Default shall have occurred and be continuing;

(c)            The Administrative Agent shall have received an Officer’s Certificate dated as of the Effective Date, stating that the conditions set forth in clause (b) of this Section 4 have been satisfied; and

(d)            The Borrower shall have paid (or substantially concurrently with the satisfaction of the other conditions set forth herein, on the Effective Date, shall pay) (i) the “Arrangement Fee” set forth in the Fee Letter, dated as of March 5, 2018, executed by the Borrower and the Lead Arrangers and (ii) all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment (including the reasonable and documented fees, disbursements and other charges of Shearman & Sterling LLP as counsel to the Administrative Agent).

SECTION 5.   Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent that:

(a)            on and as of the Effective Date (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b)            this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.

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SECTION 6.   Costs and Expenses.  The Borrower agrees that all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent) are expenses that the Borrower is required to reimburse pursuant to Section 11.04 of the Credit Agreement.

SECTION 7.   Execution in Counterparts.  This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a .pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8.   GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9.   WAIVER OF RIGHT OF TRIAL BY JURY.  EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CREDIT AGREEMENT AS AMENDED HEREBY, OR THE TRANSACTIONS RELATED THERETO (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY TO THIS AMENDMENT (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

CINCINNATI BELL INC., an Ohio Corporation, as Borrower

By:	/s/ Joshua T. Duckworth
Name: Joshua T. Duckworth
Title: Vice President of Treasury, Corporate Finance
and Investor Relations

[Signature Page to Amendment No. 2 to Credit Agreement]

CINCINNATI BELL SHARED SERVICES LLC, an Ohio limited liability company

CINCINNATI BELL EXTENDED TERRITORIES LLC, an Ohio limited liability company

CINCINNATI BELL ENTERTAINMENT INC., an Ohio corporation

CINCINNATI BELL WIRELESS, LLC, an Ohio limited liability company

CINCINNATI BELL TELEPHONE COMPANY LLC, an Ohio limited liability company

CBTS LLC, a Delaware limited liability company

CBTS TECHNOLOGY SOLUTIONS LLC, a Delaware limited liability company

CBTS VIRGINIA LLC, a Virginia limited liability company

TWIN ACQUISITION CORP., a Delaware corporation

as Guarantors

By:	/s/ Joshua T. Duckworth
Name: Joshua T. Duckworth
Title: Vice President of Treasury, Corporate Finance
and Investor Relations

[Signature Page to Amendment No. 2 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Jonathan Kerner
Name: Jonathan Kerner
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Lender, a Swingline Lender and L/C Issuer

By:	/s/ Jonathan Kerner
Name: Jonathan Kerner
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

COBANK ACB, as a Revolving Lender

By:	/s/ Gary Franke
Name: Gary Franke
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Lender and a Swingline Lender

By:	/s/ David C. Beckett
Name: David C. Beckett
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

REGIONS BANK, as a Revolving Lender

By:	/s/ Bruce Rudolph
Name: Bruce Rudolph
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]

CITIZENS BANK, N.A., as a Revolving Lender

By:	/s/ Mark Guyeski
Name: Mark Guyeski
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

BARCLAYS BANK PLC., as a Revolving Lender

By:	/s/ Robert Chen
Name: Robert Chen
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

CITIBANK, N.A., as a Revolving Lender

By:	/s/ Keith Lukasavich
Name: Keith Lukasavich
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

MUFG UNION BANK, N.A., as a Revolving Lender

By:	/s/ Matthew Hillman
Name: Matthew Hillman
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]